UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2010

Patriot Scientific Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-22182	84-1070278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CARLSBAD CORPORATE PLAZA
6183 PASEO DEL NORTE, SUITE 180
CARLSBAD, CA 92011
(Address of principal executive offices, zip code)

(760) 547-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Patriot Scientific Corporation (the “Company”) announced today that it held its 2009 Annual Meeting of Shareholders in Chicago on January 28, 2010.  At the meeting the shareholders voted to approve to reelect Gloria H. Felcyn, Carlton M. Johnson, Helmut Falk, Jr., Donald E. Schrock, and Dharmesh Mistry to serve on the Company’s Board of Directors.  The shareholders also voted to ratify the selection of KMJ Corbin and Company to serve as the Company’s independent auditors for the fiscal year ending May 31, 2010.

The Company also announced that, on January 25, 2010, it sold the Iameter division of its Patriot Data Solutions Group subsidiary for $250,000 in installment payments payable over a period of nine months.  The Iameter product line focuses on Health Information Exchanges for state and regional healthcare interoperability.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patriot Scientific Corporation (Registrant)

Date: February 2, 2010	By:	/s/ Clifford L. Flowers
Clifford L. Flowers
Chief Executive Officer

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